UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 24, 2008

AEROGROW INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50888	46-0510685
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6075 Longbow Dr. Suite 200, Boulder, Colorado	80301
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:  (303) 444-7755

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

AeroGrow International, Inc. (the “Company”) is party to a Loan and Security Agreement with FCC, LLC, d/b/a First Capital (“FCC”) (the “FCC Loan Agreement”), dated as of June 23, 2008, and amended as of June 30, 2008, for a revolving credit facility in the amount of $12,000,000 (the “Revolving Credit Facility”).  Under the FCC Loan Agreement, availability of the Revolving Credit Facility is subject to the Company’s compliance with customary negative covenants.

As of September 30, 2008, the Company was not in compliance with two covenants under the FCC Loan Agreement  On October 24, 2008, the Company and FCC entered into a Second Amendment to Loan and Security Agreement (the “Amendment”), which waived covenant violations as of September 30, 2008.  The Amendment also changed the interest calculation, amending the definition of “Base Rate” to equal the greater of (a) prime rate or (b) one-month LIBOR + 2.75%, and limiting recalculation of the interest rate to once a month, rather than daily.  A copy of the Amendment is included as Exhibit 10.1 to this Form 8-K, and is incorporated herein by reference.

On October 27, 2008, the Company and FCC executed a Temporary Amendment to the FCC Loan Agreement that reduced certain restrictions on the Company’s ability to borrow against inventory and increased the advance rate against inventory.  A copy of the Temporary Amendment is included as Exhibit 10.2 to this Form 8-K, and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
10.1	Second Amendment to Loan and Security Agreement between the Company and FCC, LLC d/b/a/ First Capital, dated October 24, 2008.
10.2	Temporary Amendment to Loan and Security Agreement between the Company and FCC, LLC d/b/a/ First Capital, dated October 27, 2008.

           Portions of this report may constitute “forward-looking statements” as defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995. Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AeroGrow International, Inc.

By: /s/ H. MacGregor Clarke
H. MacGregor Clarke
Chief Financial Officer and Treasurer

DATED:  October 30, 2008

EXHIBIT INDEX

Exhibit No.	Description
10.1	Second Amendment to Loan and Security Agreement between the Company and FCC, LLC d/b/a/ First Capital, dated October 24, 2008.
10.2	Temporary Amendment to Loan and Security Agreement between the Company and FCC, LLC d/b/a/ First Capital, dated October 27, 2008.